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                                                  ________________________________
                                                  PHYSICIAN CORPORATION OF AMERICA
                                                       a Delaware Corporation
                                                  ________________________________
                                                                  |
                                                                  |
         ----------------------------------------------------------------------------------------------------------------
         |                       |                        |                |                                            |
  PCA Health Plans               |                PCA Health Plans         |     Association Employers           QuestCare, Inc.
   of Texas, Inc.                |                of Florida, Inc.         |--         MGA, Inc.             an Alabama Corporation
 a Texas Corporation             |              a Florida Corporation      |     a Florida Corporation       4-11-91      63-092858
 2-27-67  48-1032349             |              3-22-90    65-0187919      |     9-11-86    59-2739281
                                 |                        |                |
                                 |                PCA Options, Inc.        |    PCA Property & Casualty
                                 |              a Florida Corporation      |--     Insurance Company
                                 |              11-15-96   65-0235154      |     a Florida Corporation
                                 |                                         |     12-12-86  59-2751695
                                 |                                         |     2-16-95
                                 |                                         |
                                 |                                         |           PCA Life
                           PCA Military                                    |--     Insurance Company
                          Programs, Inc.                                   |     a Florida Corporation
                       a Florida Corporation                               |     9-30-93    65-0424536
                       6-24-94    65-6500631                               |
                                 |                                         |      PCA Life Insurance
                        PCA Homestead, Inc.                                |--  Company of Texas, Inc.
                       a Florida Corporation                                      a Texas Corporation
                       5-18-94   65-0495042                                     11-93       74-2687002


                                                  ________________________________
                                                  PHYSICIAN CORPORATION OF AMERICA
                                                       a Delaware Corporation
                                                  ________________________________
                                                                  |
                                                                  |
                              --------------------------------------------------------------------------------------------
                              |                                                            |                             |
                              |                                                  PCA Development Corp.          PCA Solutions, Inc.
                              |                                                 a Delaware Corporation         a Florida Corporation
                              |                                                 4-20-94    APPLIED FOR         11-1-85    59-2632447
                              |                                                                                10-17-94
                              |                                                                                          |
                              |                                                                                  Hallmark Re Ltd.
                              |                                                                                a Bermuda Corporation
                              |                                                                                3-31-94           N-A
                              |
                              |
                              |
                              |
                              |
                              |
                              |
               - - - - - - - - - - - - - - - -
                    Physician Corporation
                         of America
               an unincorporated Puerto Rican
                    operating subdivision
               - - - - - - - - - - - - - - - -
                              |
               -------------------------------
               |                             |
               |                             |
      PCA Health Plans of           PCA Insurance Group
       Puerto Rico, Inc.           of Puerto Rico, Inc.
   A Puerto Rico Corporation     A Puerto Rico Corporation
   12-8-83         660406894     9-27-69        65-0291866
                                 12-3-81
                                 4-3-95


                                                  ________________________________
                                                  PHYSICIAN CORPORATION OF AMERICA
                                                       a Delaware Corporation
                                                  ________________________________
                                                                  |
                                                                  |
                              --------------------------------------------------------------------------------------------
                              |                                                            |                             |
                              |                                                     Century Vision                 PCA Provider
                              |                                                      Optical, Inc.              Organization, Inc.
                              |                                                  a Florida Corporation          a Texas Corporation
                              |                                                  2-4-85     59-2555995          4-28-88  74-2588887
                              |                                                  4-91                           (AMENDED)  12-31-96
                              |
                              |
                              |
                              |
                              |
                              |
                              |
                          PCA Family
                        Health Plan, Inc.
                     a Florida Corporation
                     5-8-84     59-2483336
                     1-1-95
                              |
               -------------------------------
               |                             |
               |                             |
      Family Health Plan            Family Health Plan
       Insurance Company           Administrators, Inc.
     a Florida Corporation         a Florida Corporation
     5-3-91     65-8252958          5-7-91  65-8262061

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